Exhibit 99.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”) is made as of this 8th day of June, 2023 (the “Effective Date”) by and among Appreciate Holdings, Inc. (f/k/a RW National Holdings, LLC), a Delaware corporation (“Appreciate”), RW OpCo, LLC, a Delaware limited liability company (“OpCo”), RW OA Acquisition, LLC, a Minnesota limited liability company (“Acquisition,” and together with Appreciate and OpCo, the “Borrowers,” and each, a “Borrower”), and St. Cloud Capital Partners III SBIC, L.P. (the “Lender”).

Recitals

A. Acquisition and Bridgewater Bank, a Minnesota banking corporation the (“Original Lender”) are parties to that certain Loan Agreement dated January 2, 2019 (as amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”), and Acquisition is the maker of that certain Term Promissory Note of even date therewith in favor of Original Lender, in the original principal amount of $1,500,000.00 (the “Senior Note”).

B. Appreciate, OpCo and Renters Warehouse USA, LLC, a Delaware limited liability company (“RW USA”) each executed a Guaranty dated January 2, 2019 in favor of the Original Lender with respect to the Credit Agreement (each, a “CA Guaranty,” and collectively, the “CA Guaranties”).

C. Appreciate, OpCo and Lender are parties to that certain Securities Purchase Agreement dated as of November 7, 2016 (as amended, modified, supplemented, increased and extended from time to time, the “SPA,” and together with the Credit Agreement, the “Debt Agreements”), and Appreciate and OpCo (together, the “SPA Borrowers”) are the makers under that certain 12% Secured Promissory Note dated as of November 7, 2016 (as amended, modified, supplemented, extended renewed, restated replaced or otherwise modified from time to time, the “12% Note,” and together with the Senior Note, the “Notes”).

D. RW USA and certain other subsidiaries of OpCo executed a Guaranty dated on or about November 7, 2016 in favor of Lender with respect to the SPA (the “SPA Guaranty,” and together with the CA Guaranties, the “Guaranties,” and each, a “Guaranty”).

E. The Borrowers, Original Lender, and Lender are parties to that certain Subordination Agreement, dated as of January 2, 2019 (as amended, modified, supplemented, increased and extended from time to time, the “Subordination Agreement”), pursuant to which the indebtedness to Lender under the SPA is subordinated to the indebtedness to Original Lender under the Credit Agreement.

F. Pursuant to Section 12 of the Subordination Agreement, the Lender had the option to purchase all of the outstanding indebtedness owed to Original Lender under the Credit Agreement (the “Senior Debt”). On December 15, 2022, the Lender exercised its option to purchase the Senior Debt by delivering written notice to the Original Lender. In connection with Lender’s exercise of the option to purchase, the Original Lender agreed to transfer and assign, and the Lender agreed to accept, all of the Senior Debt on the terms and conditions specified in that certain Loan Sale and Assignment Agreement dated December 30, 2022 entered into by the Original Lender and the Lender (the “Loan Sale Agreement”).

G. As of May 16, 2022, the following defaults existed under Section 4.1.2 of the 12% Note: (1) the SPA Borrowers’ failure to maintain the required Total Debt to EBITDA Ratio under Section 6.5.9 of the SPA for the fiscal quarters ended September 30, 2021, December 31, 2021, and March 31, 2022; (2) the SPA Borrowers’ failure to maintain the minimum fixed charge coverage ratio under Section 6.5.9 of the SPA for the fiscal quarters ended September 30, 2021, December 31, 2021, and March 31, 2022; and (3) the SPA Borrowers’ failure to timely deliver audited financial statements for the period ended December 31, 2021 on or before the date required pursuant to Section 6.1.3 of the SPA (collectively, the “May 2022 Defaults”). The SPA Borrowers entered into that certain Omnibus Amendment to Securities Purchase Agreement and 12% Securities Promissory Note dated May 16, 2022 (the “May 2022 Forbearance Agreement,” together with this Agreement, each Note Document (defined below), and all documents and agreements in the recitals above and all documents referred to therein, the “Transaction Documents”).

H. As of the date hereof, the May 2022 Defaults have not been cured or waived and are continuing. In addition, new Events of Default exist (i) under the Credit Agreement as a result of (A) [reserved], (B) the issuance of the New Debentures (as defined below), (C) the existence of defaults under other of the Borrowers’ indebtedness, including, but not limited to, the SPA as the result of the issuance of certain debentures to insiders on or around March 21, 2023, April 20, 2023, April 28, 2023, and May 31, 2023 (as disclosed in reports on form 8-K filed by Holdings on March 31, 2023, April 25, 2023, April 28, 2023, and May 31, 2023) (the “New Debentures”) and the granting of liens in connection therewith, (D) Borrowers’ failure to timely deliver its audited financial statements for the year ended December 31, 2022, (E) the Borrowers’ failure to comply with its financial ratio tests contained in Section 5.10 of the Credit Agreement for the fiscal quarter ended March 31, 2023, and (F) the Borrowers’ failure to make the required payment due on June 1, 2023; and (ii) under the SPA as a result of (A) Borrowers’ failure to comply with the financial ratio tests contained in Section 6.5.9 of the SPA for the fiscal quarters ending June 30, 2022 and September 30, 2022, (B) Borrowers’ failure to satisfy material obligations resulting from that certain Business Combination Agreement dated as of May 17, 2022, by and among Appreciate, PropTech Investment Corporation II, and Lake Street Landlords, LLC, as amended on May 27, 2022, September 7, 2022, October 15, 2022, and November 4, 2022, and/or the transactions contemplated thereby, including, without limitation, the significant fees, costs and expenses accrued in connection therewith in the amount of approximately $40,000,000 (the “DeSPAC Fees Alleged Default”), (C) the existence of defaults under other of the Borrowers’ indebtedness including, without limitation, the Credit Agreement, (D) the issuance of the New Debentures, (E) the Borrowers’ failure to timely deliver its audited financial statements for the year ended December 31, 2022, and (F) the Borrowers’ failure to make the required interest payment due on June 1, 2023 (all of the foregoing, collectively, the “New Defaults,” and together with the May 2022 Defaults, the “Existing Defaults”). Borrowers do not agree that any default or breach of any Transaction Document has occurred in connection with the DeSPAC Fees Alleged Default because none of those fees are currently due and payable and Borrowers reserve their rights with respect to that position; nonetheless, for purposes of this Agreement, the DeSPAC Fees Alleged Default shall be included in the definition of “Existing Defaults”.

I. On May 5, 2023, the Lender delivered a Notice of Defaults and Reservation of Rights (the “Default Notice”) to the Borrowers reasserting the May 2022 Defaults, providing notice of the then-existing New Defaults, and providing notice that Lender intended to treat the Existing Defaults as “Events of Default” under the Transaction Documents if they were not cured within thirty days following the date of such Default Notice.

J. As of June 6, 2023, the Borrowers had not cured the New Defaults. Accordingly, the New Defaults are Events of Default under the Transaction Documents, and Borrowers and Lender further agree that a “Termination Event,” as that term is defined in the May 2022 Forbearance Agreement, has occurred.

K. The Lender is willing to forbear for a limited period from exercising its rights and remedies against the Borrowers until the Forbearance Termination Date (as defined below), solely upon the terms and conditions set forth herein.

L. In consideration of the foregoing, and the other good and valuable consideration set forth below, the Lender has agreed to restructure the Debt Agreements and the indebtedness thereunder, subject to the terms, conditions, warranties, and covenants set forth below:

Agreement

1. Recitals Incorporated. The recitals and prefatory phrases and paragraphs set forth above are hereby incorporated in full and made a part of this Agreement.

2. Acknowledgment of Obligations.

(i) The Borrowers hereby acknowledge, confirm, and agree that as of the close of business on the Effective Date, the Borrowers are indebted to the Lender in the principal amount of $257,903.58, plus accrued interest, under the Senior Note, Credit Agreement and CA Guaranties (the “Senior Note Balance”). The Senior Note Balance, together with interest accruing thereon, and all fees, costs, expenses, and other charges now or hereafter payable by the Borrowers to Lender pursuant to the Transaction Documents and hereunder, are unconditionally owing by the Borrowers to the Lender, without offset, defense, or counterclaim of any kind, nature, or description whatsoever.

(ii) The Borrowers hereby acknowledge, confirm, and agree that as of the close of business on the Effective Date, the SPA Borrowers are indebted to the Lender in the principal amount of $9,219,542.00, plus accrued interest, under the 12% Note and SPA (the “SPA Balance”). The SPA Balance, together with interest accruing thereon, and all fees, costs, expenses, and other charges now or hereafter payable by the SPA Borrowers to Lender pursuant to the Transaction Documents and hereunder, are unconditionally owing by the SPA Borrowers to the Lender, without offset, defense, or counterclaim of any kind, nature, or description whatsoever.

3. Acknowledgment of Security Interests. Each Borrower hereby acknowledges, confirms, and agrees that the Lender has and shall continue to have valid, enforceable, and perfected first-priority liens upon and security interests in the Collateral (as defined in the Credit Agreement and/or SPA) pursuant to the SPA and Security Agreements (as defined in the Credit Agreement) or otherwise granted to or held by Original Lender.

4. Binding Effect of Documents. Each of the Borrowers hereby acknowledges, confirms, and agrees that: (i) each of the Transaction Documents to which it is a party has been duly executed and delivered to the Lender by such Borrower, and each is and shall remain in full force and effect as of the Effective Date; (ii) the agreements and obligations of such Borrower contained in such Transactions Documents and in this Agreement constitute the legal, valid, and binding obligations of such Borrower, enforceable against it in accordance with their respective terms, and such Borrower has no valid defense to the enforcement of the obligations; and (iii) the Lender is entitled to the rights, remedies, and benefits provided for under the Transaction Documents and applicable law.

5. Acknowledgment of Existing Events of Default. Each of the Borrowers hereby acknowledges and agrees that (i) the Existing Defaults, other than the DeSPAC Fees Alleged Default, have occurred and are continuing, (ii) each of the Existing Defaults, other than the DeSPAC Fees Alleged Default, constitutes an “Event of Default,” as defined under the Transaction Documents because the relevant grace or cure periods have passed, if any, (iii) as a result of such Events of Default, the Lender is entitled to exercise its rights and remedies under the Transaction Documents, applicable law, or otherwise. Each Borrower further represents and warrants that as of the Effective Date, no other Events of Default under the Transaction Documents exist. The Lender has not waived and does not intend to waive such Events of Default, or any other default or Event of Default under any of the Notes, the SPA, any Transaction Document or any other instrument executed in connection therewith, and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute such a waiver.

6. Representations of Borrower. Each of the Borrowers represents and warrants to the Lender as follows:

(i) Transaction Document Representations. Each of the representations and warranties made by or on behalf of such Borrower to the Lender in any of the Transaction Documents was true and correct when made, and is true and correct in all material respects on and as of the Effective Date (except for (x) representations and warranties which are already subject to materiality, which shall be true and correct in all respects, and those referring to an earlier date, which shall be true and correct in all material respects as of such date, (y) any representations and warranties that no default or Event of Default exists, solely with respect to the Existing Defaults, and (z) any representations and warranties that no material adverse effect (or similar) exists)), with the same full force and effect as if each of such representations and warranties had been made by such Borrower on the Effective Date and in this Agreement.

(ii) Binding Effect of Documents. This Agreement has been duly authorized, executed, and delivered to the Lender by such Borrower and is enforceable in accordance with its terms and is in full force and effect.

(iii) No Conflict. The execution, delivery, and performance of this Agreement by such Borrower will not violate any requirement of law or contractual obligation of such Borrower and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues.

7. Waiver of Cure Periods. Any waiting period, cure period or notice period (each, a “Cure Period”) to which the Borrowers are entitled under the Transaction Documents with respect to the Existing Defaults, including, but not limited to, the periods set forth in Section 7.2 of the Credit Agreement and in Sections 4.1.1 through 4.1.11 of the 12% Note, shall run during the Forbearance Period (as defined below). Each of the Borrowers hereby waives any Cure Period relating to any Event of Default which may occur hereafter, and each of the Borrowers agrees that immediately upon the occurrence of any default under the Transaction Documents, Lender shall be entitled to exercise any of its rights and remedies under the Transaction Documents and under applicable law.

8. Milestones. It shall be an Event of Default under this Agreement unless the Borrowers accomplish each of the following requirements by the applicable date set forth below (the “Milestones”) (as the same may be extended from time to time with the consent of the Lender):

(i) No later than five (5) business days following the Effective Date, the Borrowers shall have executed a letter of intent, term sheet, or other similar agreement in form and substance satisfactory to Lender in its sole discretion (such agreement, a “Term Sheet”) with respect to a transaction that would result in the obligations owed to the Lender under the Transaction Documents and this Agreement being satisfied in full on or prior to the Forbearance Termination Date (such transaction, a “Payoff Transaction”);

(ii) No later than June 15, 2023, the Borrowers shall provide an update to the Lender on the progress made with respect to implementation of a Payoff Transaction;

(iii) No later than June 30, 2023, the Borrowers shall provide the Lender with confirmation of the method for implementation of a Payoff Transaction; and

(iv) Closing of a Payoff Transaction shall have occurred on or prior to the Forbearance Termination Date.

9. Forbearance.

(i) In reliance upon the undertakings, representations, warranties, and covenants of each Borrower contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, the Lender agrees to forbear from exercising its rights and remedies under the Transaction Documents or applicable law in respect of or arising out of (a) the Existing Defaults, (b) any failure to comply with the covenants set forth in Sections 6.1.1, 6.1.2, or 6.5.9 of the SPA (an “Anticipated SPA Default”), or (c) any failure to comply with the covenants set forth in Sections 5.3(a), 5.3(c), or 5.10 of the Credit Agreement (an “Anticipated Credit Agreement Default,” and together with the Anticipated SPA Defaults, the “Anticipated Defaults”), for the period commencing on the Effective Date and ending on the Forbearance Termination Date (as defined below) (the “Forbearance Period”).

(ii) As used herein, the “Forbearance Termination Date” means the date that is the earliest of: (a) June 14, 2023; provided that (1) such date shall be automatically extended by sixty (60) days (a “Forbearance Extension”) if the Borrowers execute a Term Sheet for a Payoff Transaction in form and substance satisfactory to Lender in its sole discretion, provided that any such Forbearance Extension and the Forbearance Period shall automatically terminate and the Forbearance Termination Date shall automatically occur if (x) such Term Sheet is terminated or ongoing discussions with respect to the transaction that is the subject of such Term Sheet shall cease for any reason, or any party thereto indicates that it is no longer pursuing the transaction contemplated by the Term Sheet, unless prior to such termination, the Borrowers have entered into a new Term Sheet for a Payoff Transaction in form and substance satisfactory to Lender in its sole discretion, (y) the Borrowers’ Board of Directors passes a resolution or consent which would approve the filing or commencement of an Insolvency Proceeding, or (z) if the parties thereto modify, amend, or otherwise alter the Term Sheet such that the proposed transaction would no longer be a Payoff Transaction, and (2) such date may be further extended if agreed in writing by the Lender and the Borrowers; (b) the date on which any Borrower commences, or threatens in writing to commence, any litigation against the Lender; (c) the date on which any Borrower takes any action inconsistent with the Lender’s interests in the Collateral; (d) the commencement of any Insolvency Proceeding by or against any Borrower; provided that the Lender shall not participate in commencing any involuntary Insolvency Proceeding against any Borrower during the Forbearance Period, (e) the departure of any member of Borrowers’ senior management, or (f) the occurrence or existence of any default or Event of Default hereunder or under the Transaction Documents, or any event or circumstance which, with notice or the passage of time, shall become an Event of Default (an “Unmatured Default”), other than the Existing Defaults or the Anticipated Defaults. For purposes of clarity, failure of the Borrowers to satisfy any of the covenants herein will also constitute an immediate Event of Default for purposes of determining the Forbearance Termination Date. An “Insolvency Proceeding” means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (1) the entry of an order for relief under the United States Bankruptcy Code (Title 11 of the United States Code, 11 U.S.C. §101, et seq.), or any other insolvency, debtor relief or debt adjustment law; (2) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (3) an assignment or trust mortgage for the benefit of creditors.

(iii) Upon termination of the Forbearance Period, the agreement of the Lender to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit the Lender to exercise immediately all rights and remedies available to it under the Transaction Documents and applicable law, including, without limitation, to accelerate all of the obligations, in each case without any further notice, passage of time, or forbearance of any kind.

(iv) As further consideration for the accommodations set forth in this Agreement, the Borrowers shall pay to the Lender a fee in the amount of Five Hundred Thousand Dollars ($500,000) (the “Forbearance Fee”), which shall be due and payable, in cash, in immediately available funds, upon the earliest to occur of (i) payment in full of the obligations under the Transaction Documents; (iii) the Forbearance Termination Date, and (iv) the Maturity Date (whether by acceleration or otherwise). The Forbearance Fee shall be fully earned on the date hereof, and shall not be refundable or subject to setoff off for any reason not set forth herein.

10. Failure to Satisfy the Obligations during the Forbearance Period: In the event that the Borrowers do not satisfy the obligations to Lender under the Transaction Documents during the Forbearance Period:

(i) The Borrowers shall fully cooperate with, and shall not impede, contest or otherwise interfere with Lender in the exercise of Lender’s rights and remedies under the Transaction Documents, at law and in equity, including, but not limited to, a foreclosure or sale process under Article 9 of the Uniform Commercial Code or the appointment of a receiver, trustee or other custodian over all or any portion of the Borrowers’ assets, and the retention of professionals including investment bankers to assist with any such process. Borrowers expressly acknowledge and agree not to contest Lender’s right and ability to credit bid in connection with any of the foregoing transactions.

(ii) Should the Lender elect to retain an investment banker or other sales professional (the “Investment Banker”), and notwithstanding Lenders’ right to select and hire any investment banker or sales professional they choose in their sole discretion, the Borrowers hereby consent to the Lenders’ retention of SSG Capital Advisors, LLC (or its affiliates) as Investment Banker and waive any argument or claim that SSG Capital Advisors, LLC should be precluded from accepting such assignment based on any actual or perceived conflict of interest.

(iii) The Borrowers shall (i) provide access to its properties and systems (including remote access as may be requested) to the Investment Banker and the Lender’s other professionals (collectively, the “Lender Professionals”) as frequently as any such Lender Professional reasonably determines to be appropriate in order to perform the agreed scope of work under the Investment Banker Engagement or otherwise in connection with the Lender’s exercise of remedies; (ii) make the Borrowers’ directors, officers, employees and advisors available for meetings and discussions with Lender and/or the Lender Professionals at such times as shall be reasonably requested; (iii) permit the Investment Banker to conduct monitoring and evaluations of the Borrowers’ finances, financial condition, business and operations in order to perform the agreed scope of work under the Investment Banker Engagement; (iv) furnish information when reasonably requested and permit the Investment Banker and the other Lender Professionals to inspect and obtain copies (including electronic data), as available, from the Borrowers’ books and records; and (v) provide timely updates to the Lender, the Investment Banker and any other requesting Lender Professional on any changes in the business or expected financial performance that could reasonably be expected to have a material effect on the affairs of the Borrowers.

(iv) Borrowers shall continue to operate in the ordinary course of business until all obligations to Lenders under the Transaction Documents are satisfied in full or as otherwise consented to by the Lender in its sole discretion.

11. Other Waivers; Reservation of Rights.

(i) The Lender has not waived, nor does it have any intention of waiving, any Events of Default or Unmatured Defaults which may be continuing on the Effective Date or any defaults or Events of Default which may occur after the Effective Date (whether the same or similar to the Existing Defaults or otherwise), and the Lender has not agreed to forbear with respect to any of its rights or remedies concerning any other defaults, Events of Default or Unmatured Defaults (other than, during the Forbearance Period, the Existing Defaults to the extent expressly set forth herein), occurring at any time.

(ii) Subject to Section 9 above (solely with respect to the Existing Defaults), the Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Transaction Documents as a result of any other defaults, Events of Default or Unmatured Defaults occurring at any time. The Lender has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on the Lender’s part in exercising any such rights or remedies, should be construed as a waiver or further forbearance of any such rights or remedies.

12. Additional Defaults. Each of the Borrowers acknowledges, confirms, and agrees that any misrepresentation by any Borrower, or any failure of any Borrower to comply with the covenants, conditions, and agreements contained in this Agreement, any other Transaction Document, or any other agreement, document, or instrument at any time executed and/or delivered by such Borrower with, to or in favor of the Lender, shall constitute an immediate Event of Default under this Agreement and the other Transaction Documents. In the event any person, other than the Lender or a Borrower, shall at any time, for any reason, exercise any of its rights or remedies against any Borrower or such Borrower’s property or assets, such event shall constitute an immediate Event of Default hereunder and an Event of Default under the Transaction Documents.

13. Conditions Precedent to Effectiveness of Agreement. The effectiveness of this Agreement shall be subject to the following conditions precedent:

(i) Lender’s receipt of this Agreement, duly authorized, executed, and delivered by each Borrower, together with such other documents, agreements and instruments as Lender may require or reasonably request;

(ii) Lender’s receipt of executed subordination agreements with respect to each holder of a New Debenture; and

(iii) All certifications, representations and warranties set forth in this Agreement shall be true and correct.

14. Effective Agreement. Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied, and in all other respects the Transaction Documents hereby are ratified, and confirmed by each of the Borrowers as of the Effective Date. To the extent of conflict between the terms of this Agreement and the other Transaction Documents, the terms of this Agreement govern and control. Subject to the foregoing, the Transaction Documents and this Agreement shall be read and construed as one agreement.

15. Costs and Expenses. Each of the Borrowers absolutely and unconditionally, jointly and severally, agrees to pay to the Lender, on the earlier of (i) the closing of a transaction that is sufficient to pay in full the obligations owed to Lender under the Transaction Documents, or (ii) the Forbearance Termination Date, all reasonable fees and disbursements, including, but not limited to, the fees of any counsel to the Lender arising out of or in connection with the Existing Defaults and any steps or activities taken in connection therewith in respect of the Transaction Documents, evaluating and enforcing its rights and remedies thereunder, and the preparation, negotiation, execution, delivery, or enforcement of this Agreement or the Transaction Documents, and any agreements contemplated hereby and expenses which shall be at any time incurred or sustained by the Lender or any of its respective directors, officers, employees, or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any documents contemplated hereby. Borrowers hereby stipulate and agree that (i) Lender has incurred attorney’s fees in relation to enforcement of the Transaction Documents and this Agreement in the amount of $185,000.00 as of June 1, 2023, and (ii) Lender shall continue to incur attorney’s fees throughout the Forbearance Period, all of which shall be due and payable as provided herein.

16. Further Assurances. The Borrower shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lender and their respective successors and assigns.

18. Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by the Lender or any closing shall affect the representations and warranties or right of a Lender to rely upon them.

19. Release.

(i) In consideration of the agreements of the Lender contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives (the “Releasing Parties,” and each, a “Releasing Party”), hereby absolutely, unconditionally, and irrevocably releases, remises, and forever discharges the Lender and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, and other representatives, and its successors and assigns (the “Released Parties,” and each, a “Released Party”) of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages, and any and all other claims, counterclaims, defenses, rights of set off, demands, and liabilities whatsoever (each, individually, a “Claim,” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any such Releasing Party may now or hereafter own, hold, have, or claim to have against any Released Party for, upon, or by reason of any circumstance, action, cause, or thing whatsoever which arises at any time on or prior to the Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Agreement, the Transaction Documents (including the Security Agreement), or transactions hereunder or thereunder.

(ii) Each Releasing Party understands, acknowledges, confirms, and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release.

(iii) Each Releasing Party agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered shall affect, in any manner, the final, absolute, and unconditional nature of the release set forth above.

(iv) Each Releasing Party covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Released Party by reason of or in connection with any of the Claims.

20. Severability. The fact that any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable as to any particular situation shall not impair or invalidate the remainder of this Agreement or the application of such provision to any other situation.

21. Reviewed by Attorneys. Each Borrower represents and warrants to the Lender that such Borrower (i) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (ii) has been afforded the opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as such Borrower may wish, and (iii) has entered into this Agreement and executed and delivered all documents in connection here with of its own free will and accord and without threat, duress, or coercion of any kind by any person. Each Borrower acknowledges and agrees that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one party than another based upon which party drafted the same, it being acknowledged that all the parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

22. Governing Law; Consent to Jurisdiction and Venue. the internal laws of the State of CALIFORNIA shall govern the interpretation, construction, and enforcement of this agreement and ALL TRANSACTIONS AND AGREEMENTS CONTEMPLATED HEREBY, NOTWITHSTANDING ANY STATE’S CHOICE OF LAW RULES TO THE CONTRARY. THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH WERE NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY LENDER PARTY OR ANY BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH MAY AT SUCH LENDER PARTY’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN CALIFORNIA, PURSUANT TO CALIFORNIA LAW. EACH BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ACCORDANCE WITH THIS SECTION.

23. MUTUAL WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT, OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

24. Counterparts. This Agreement may be executed in any number of counterparts, and by each party on separate counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by PDF shall be effective as delivery of a manually executed counterpart of this Agreement.

25. Amendments; Waivers; Consents. This Agreement may be amended, modified, supplemented or restated only by a written instrument executed by each of the parties hereto. The terms of this Agreement may be waived only by a written instrument executed by the party waiving compliance. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach, whether or not similar, and no such waiver shall operate or be construed as a continuing waiver unless so provided. No delay on the part of any party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first above written.

LENDER:

St. Cloud Capital Patners III SBIC, L.P.
By: SCGP III SBIC, LLC, its general partner

By:
Name:
Title:

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[Signature Page to Forbearance Agreement]

BORROWER:

RW OPCO LLC

By:
Name:
Title:

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[Signature Page to Forbearance Agreement]

BORROWER:

APPRECIATE HOLDINGS, INC. (F/K/A RW NATIONAL HOLDINGS LLC)

By:
Name:
Title:

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[Signature Page to Forbearance Agreement]

BORROWER:

RW OA ACQUISITION, LLC

By:
Name:
Title:

[Signature Page to Forbearance Agreement]